                                                                  Exhibit (b)(2)

                         CERTAIN MUTUAL FUNDS MANAGED BY
                  DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
              (FORMERLY KNOWN AS ZURICH SCUDDER INVESTMENTS, INC.),

                          TERMINATION, REPLACEMENT AND
                              RESTATEMENT AGREEMENT
                           DATED AS OF APRIL 10, 2003
                                   RELATING TO

                                 $1,300,000,000
                                CREDIT AGREEMENT
                           DATED AS OF APRIL 11, 2002

                              JPMORGAN CHASE BANK,
                             AS ADMINISTRATIVE AGENT

                          J. P. MORGAN SECURITIES INC.,
                   AS ADVISOR, LEAD ARRANGER, AND BOOK MANAGER

                       STATE STREET BANK AND TRUST CO. AND
                          DANSKE BANK NEW YORK BRANCH,
                              AS SYNDICATION AGENTS

      TERMINATION, REPLACEMENT AND RESTATEMENT AGREEMENT (this "TRR AGREEMENT") dated as of April 10, 2003, among (i) the undersigned registered investment companies (each, a "FUND", and collectively, the "FUNDS"), each of which is executing this TRR Agreement on behalf of itself, or, if applicable, certain of its investment portfolios set forth beneath such Fund's name on the signature pages hereon (each of which Funds or investment portfolios, as the case may be, is, individually, a "BORROWER" and collectively, the "BORROWERS"), (ii) the several banks and other financial institutions from time to time parties to this TRR Agreement (as defined below, the "LENDERS") and (iii) JPMORGAN CHASE BANK, a New York banking corporation, as administrative agent for the Lenders hereunder (in such capacity, the "ADMINISTRATIVE AGENT");

      WHEREAS, certain of the Borrowers, the Lenders and the Administrative Agent are parties to a Credit Agreement (the "ORIGINAL CREDIT AGREEMENT") dated as of April 11, 2002 (the "ORIGINAL CLOSING DATE"), as amended by the Designation of New Borrower and First Amendment to Credit Agreement dated November 19, 2002;

      WHEREAS, the Original Credit Agreement is to be terminated as provided herein; and

      WHEREAS, the Lenders and the Administrative Agent are willing, subject to the terms and conditions of this TRR Agreement, to replace the Original Credit Agreement with a new credit agreement as provided herein.

      NOW, THEREFORE, in consideration of the mutual agreements contained in this TRR Agreement and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. TERMINATION, REPLACEMENT AND RESTATEMENT.

      Subject to the conditions set forth in Section 3 hereof:

      (a) The Original Credit Agreement, including all schedules and exhibits thereto, is hereby terminated, subject to applicable provisions set forth therein as to the survival of certain rights and obligations, and simultaneously replaced by a new credit agreement (the "NEW CREDIT AGREEMENT") identical in form and substance to the Original Credit Agreement except as expressly set forth below. (The terms of such Original Credit Agreement shall be deemed to be incorporated by reference herein, but modified as expressly set forth below.) Capitalized terms used but not defined herein shall have the meanings given them in the New Credit Agreement.

      (b) The preamble of the New Credit Agreement shall read as follows:

            "AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 10, 2003 (as amended, restated, supplemented or otherwise modified from time to time, this "Agreement") among (i) the registered investment companies listed on Schedule I hereto (each, a "Fund", and collectively, the "Funds"), each of which is executing this Agreement on behalf of itself, or, if applicable, certain of its respective investment portfolios set forth beneath such Fund's name on

            Schedule I hereto (each of which Funds or investment portfolios, as the case may be, is, individually, a "Borrower" and, collectively, the "Borrowers"), (ii) the several banks and other financial institutions from time to time parties to this Agreement (the "Lenders") and (iii) JPMORGAN CHASE BANK, a New York banking corporation, as a Lender and as administrative agent for the Lenders hereunder (in such capacity, the "Administrative Agent");"

      (c) Section 1 (Defined Terms) of the New Credit Agreement shall be amended as follows:

            (i) the definition of "Aggregate Commitment" shall be amended by replacing "$1,300,000,000" with "$1,250,000,000".

            (ii) the definition of "Maturity Date" shall be amended by replacing "(or, with respect to a Swing Line Loan, seven days after the Borrowing date therefor)" with "(or, with respect to a Swing Line Loan, fourteen days after the Borrowing date therefor)".

            (iii) the definition of "Termination Date" shall amended by replacing "April 10, 2003" with "April 8, 2004".

      (d) The second sentence of Section 2.3(a) of the New Credit Agreement shall be amended and restated to read in its entirety as follows: "Such Commitment Fee shall be payable quarterly in arrears on the fifth Business Day after the last Business Day of each March, June, September and December and on the Termination Date, commencing on the first of such dates to occur after the date hereof."

      (e) Section 2.15(a) of the New Credit Agreement shall be amended by replacing "Either the Swing Line Lender or the Administrative Agent, at any time in its sole and absolute discretion may, and on the seventh day (or if such day is not a Business Day, the next Business Day following the seventh day)" with "Either the Swing Line Lender or the Administrative Agent, at any time in its sole and absolute discretion may, and on the fourteenth day (or if such day is not a Business Day, the next Business Day following the fourteenth day)".

      (f) Section 3.2 of the New Credit Agreement shall be amended and restated to read in its entirety as follows:

            "3.2 No Change. For each Borrower, since the date of the statement of assets and liabilities for the most recently ended fiscal year for which annual reports have been prepared for such Borrower (such date, the "Reporting Date"), there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect with respect to such Borrower. (For the avoidance of doubt, the representation contained in this Section 3.2 shall be made on and as of the date hereof only and shall not be brought down at the time of any borrowing hereunder on any subsequent date.)"

      (g) Section 6.12 of the New Credit Agreement shall be amended by replacing "Scudder Gold Fund" with "Scudder Gold and Precious Metals Fund".

      (h) Section 7 of the New Credit Agreement shall be amended by adding "or" at the end of paragraph (j) and adding paragraph (k) to read in its entirety as follows:

            "(k) as specified in Section 2.17(a)(v) of this Agreement, a default by a Borrower with respect to an Interfund Loan;"

      (i) Section 9.10(b)(i)(vi) of the New Credit Agreement shall be amended and restated to read in its entirety as follows:

            "(vi) subject to an agreement containing provisions substantially the same as those of this subsection, to any Assignee or Participant or any prospective Assignee or Participant, or any actual or proposed contractual counterparty (or its advisors) to any securitization, hedge, or other derivative transaction relating to the parties' obligations hereunder, which executes such agreement or"

      (j) Section 9.10(b) of the New Credit Agreement shall be amended by adding clause (iii) at the end thereof to read in its entirety as follows:

            "(iii) Notwithstanding any other provision in this Agreement, each of the parties hereto (and each employee, representative, or other agent of any such party) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such U.S. tax treatment and U.S. tax structure, other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws."

      (k) Section 9.12(e) of the New Credit Agreement shall be amended and restated to read in its entirety as follows:

            "(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding relating to this Agreement or to any other Loan Document, any special, exemplary, indirect, punitive or consequential damages."

      (l) The New Credit Agreement shall be amended by deleting Section 9.17.

      (m) SCHEDULE I of the New Credit Agreement shall be in the form of
SCHEDULE I to this TRR Agreement.

      (n) SCHEDULE II of the New Credit Agreement shall be in the form of
SCHEDULE II to this TRR Agreement.

      (o) SCHEDULE IV of the New Credit Agreement shall be in the form of
SCHEDULE IV to this TRR Agreement.

      (p) Each of the Administrative Agent, the Lenders and the Borrowers acknowledge that the following borrowers (the "NEW BORROWERS") were not parties to the Original Credit Agreement:

                          Scudder Strategic Growth Fund
                      (a portfolio of Scudder Growth Trust)

                                Fixed Income Fund
                               Municipal Bond Fund
                               Short Duration Fund
                         Short Term Municipal Bond Fund
                              High Income Plus Fund
                                 Micro Cap Fund
                              European Equity Fund
                        International Select Equity Fund
                           Emerging Markets Debt Fund
             (each a portfolio of Morgan Grenfell Investment Trust)

                           Asset Management Portfolio

                            Cash Management Portfolio

                           Equity 500 Index Portfolio

                         International Equity Portfolio

                            Treasury Money Portfolio

                              Small Cap Index Fund
                                 EAFE Index Fund
                              Equity 500 Index Fund
            (each a portfolio of Deutsche Asset Management VIT Funds)

                          Asset Management Portfolio II
                         Asset Management Portfolio III
                           EAFE Equity Index Portfolio
                             Liquid Assets Portfolio
                        PreservationPlus Income Portfolio
                           PreservationPlus Portfolio
                             US Bond Index Portfolio
                 (each a portfolio of BT Investment Portfolios)

                                  Mid Cap Fund
                        NY Tax Free Money Fund Investment
                                 Small Cap Fund
                         Tax Free Money Fund Investment
                    (each a portfolio of BT Investment Funds)

                         Daily Assets Fund Institutional
                     Treasury and Agency Fund Institutional
                  (each a portfolio of BT Institutional Funds)

                    Flag Investors Communications Fund, Inc.

                     Flag Investors Value Builder Fund, Inc.

                    Flag Investors Equity Partners Fund, Inc.

                                  Prime Series
                                 Treasury Series
                                 Tax-free Series
     (each a portfolio of Deutsche Bank Alex Brown Cash Reserves Fund, Inc.)

                      Scudder Global High Income Fund, Inc.

                            Global Biotechnology Fund
                 (a portfolio of Deutsche Investors Funds, Inc.)

                               Top 50 US Portfolio
                            Japanese Equity Portfolio
            (each a portfolio of Deutsche Investors Portfolios Trust)

                        RREEF Real Estate Securities Fund
                 (a portfolio of Scudder RREEF Securities Trust)

                          RREEF Real Estate Fund, Inc.

For the avoidance of doubt, each reference to "Borrower" or "Borrowers" in the New Credit Agreement shall be deemed to include the New Borrowers, and each of the New Borrowers agrees to be bound by the terms and conditions of the New Credit Agreement in all respects as a Borrower thereunder; PROVIDED, HOWEVER, that no New Borrower shall be liable for any obligation incurred by the Borrowers or any individual Borrower before the Effective Date (as defined herein).

SECTION 2. REPRESENTATIONS AND WARRANTIES.

      To induce the Administrative Agent and the Lenders to enter into this TRR Agreement and to make the Loans (as defined in the New Credit Agreement), each Fund on behalf of itself and each Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows (it being agreed that each Fund represents and warrants only to matters with respect to itself and, if applicable, each investment portfolio thereof that is a Borrower, and each Borrower represents and warrants only to matters with respect to itself):

      (a) This TRR Agreement and the New Credit Agreement have been duly authorized and, in the case of this TRR Agreement, executed and delivered by it and constitute its legal, valid and binding obligations enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

      (b) The representations and warranties set forth in Section 3 of the New Credit Agreement are true and correct in all material respects on the date hereof with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

      (c) Before and after giving effect to this TRR Agreement, no Default has occurred and is continuing.

SECTION 3. CONDITIONS TO EFFECTIVENESS.

      This TRR Agreement and the New Credit Agreement, including the agreement of each Lender to make Loans thereunder, shall become effective as of the date hereof (the "EFFECTIVE DATE") upon the occurrence of the following conditions precedent (which shall be deemed to satisfy Section 4.1 of the New Credit Agreement):

      (a) The Administrative Agent shall have received counterparts of this TRR Agreement which, when taken together, bear the signatures of all the parties hereto.

      (b) The Administrative Agent shall have received, on behalf of itself and the Lenders, a favorable written opinion of counsel for the Borrowers referring to this TRR Agreement and the New Credit Agreement, (i) dated the date hereof,
(ii) addressed to the Administrative Agent and the Lenders, and (iii) covering such other matters relating to this TRR Agreement and the transactions hereunder and under the New Credit Agreement as the Administrative Agent or its counsel shall reasonably request, and the Borrowers hereby instruct their counsel to deliver such opinion.

      (c) All legal matters incident to this TRR Agreement, the New Credit Agreement and the borrowings and extensions of credit hereunder shall be satisfactory to the Lenders and to Pryor Cashman Sherman & Flynn LLP, counsel for the Administrative Agent.

      (d) The Administrative Agent shall have received on the date hereof:

            (i) a certificate of the Secretary, Assistant Secretary, Treasurer or Assistant Treasurer of each Fund dated the date hereof and certifying that attached thereto are true and correct copies of the following: (A) resolutions duly adopted by the Board of Trustees or Directors, as the case may be, of each such Fund on its own behalf or, if applicable, on behalf of each investment portfolio thereof that is a Borrower, authorizing this TRR Agreement and the execution, delivery and performance of this TRR Agreement and the borrowings under the New Credit Agreement, and that such resolutions have not been modified, rescinded or amended and are in full force and effect;
      (B) if not a party to the Original Credit Agreement, each Fund's Declaration of Trust or Articles of Incorporation, as the case may be, or if a party to the Original Credit Agreement, any amendments since the Original Closing Date to such Fund's Declaration of Trust or Articles of Incorporation, as the case may be; (C) if not a party to the Original Credit Agreement, each Fund's By-laws, or if a party to the Original Credit Agreement, any amendments since the Original Closing Date to such Fund's By-laws; (D) if not a party to the Original Credit Agreement, each Fund's Investment Management Agreement, or if a party to the Original Credit Agreement, any amendments since the Original Closing Date to such Fund's Investment Management Agreement; (E) if not a party to the Original Credit Agreement, each Fund's Custodian Agreement, or if a party to the Original Credit Agreement, any amendments since the Original Closing Date to such Fund's Custodian Agreement; (F) each Fund's most recent Prospectus; (G) each Fund's most recent Statement of Additional Information; (H) each Fund's most recent annual financial report; and (I) each Fund's most recent semi-annual financial report;

            (ii) a certificate of the Secretary or Assistant Secretary of each Fund dated the date hereof and certifying as to the incumbency and specimen signature of each officer executing this TRR Agreement, the New Credit Agreement or any other document delivered in connection herewith on behalf of each such Fund;

            (iii) a certificate of another officer as to the incumbency and specimen signature of the officer executing the certificates pursuant to
      (ii) above; and

            (iv) such other documents as the Lenders or counsel for the Administrative Agent may reasonably request.

      (e) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all out-of pocket expenses required to be reimbursed or paid by the Borrowers or Funds hereunder.

      SECTION 4. APPLICABLE LAW.

      THIS TRR AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

SECTION 5. COUNTERPARTS.

      This TRR Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

SECTION 6. EXPENSES.

      Each Borrower agrees, severally and neither jointly nor jointly and severally, to reimburse the Administrative Agent, in accordance with such Borrower's Pro Rata Allocation (as defined in the New Credit Agreement), for the Administrative Agent's out-of-pocket expenses in connection with this TRR Agreement not yet paid pursuant to Section 3(e) hereof, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

                                      * * *

      IN WITNESS WHEREOF, the parties hereto have caused this TRR Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                                   JPMORGAN CHASE BANK,
                                     as Administrative Agent and as a Lender



                                     By: /s/ Marybeth Mullen
                                        --------------------
                                     Name: Marybeth Mullen
                                     Title: Vice President, JPMorgan Chase Bank

                     JPMORGAN CHASE/DEUTSCHE IMA APRIL 2003
                               TRR SIGNATURE PAGE

                                 SCUDDER CASH INVESTMENT TRUST;

                                 SCUDDER FUNDS TRUST, on behalf
                                    Scudder Short Term Bond Fund;

                                 SCUDDER INCOME TRUST, on behalf of
                                    Scudder GNMA Fund;

                                 INVESTMENT TRUST, on behalf of
                                    Scudder Growth and Income Fund,
                                    Scudder Large Company Growth Fund,
                                    Scudder Small Company Stock Fund, and
                                    Scudder Capital Growth Fund;

                                 SCUDDER PORTFOLIO TRUST, on behalf of
                                    Scudder Income Fund, and
                                    Scudder Balanced Fund;

                                 SCUDDER MUTUAL FUNDS INC., on behalf of
                                    Scudder Gold and Precious Metals Fund;

                                 SCUDDER U.S. TREASURY MONEY FUND;

                                 SCUDDER SECURITIES TRUST, on behalf of
                                    Scudder Development Fund,
                                    Scudder Health Care Fund,
                                    Scudder Technology Innovation Fund,
                                    Scudder Small Company Value Fund, and
                                    Scudder 21st Century Growth Fund;

                                 SCUDDER TAX FREE MONEY FUND;

                                 SCUDDER MONEY MARKET TRUST, on behalf of
                                    Scudder Money Market Series;

                                 SCUDDER PATHWAY SERIES, on behalf of
                                    Pathway Moderate Portfolio,
                                    Pathway Conservative Portfolio, and
                                    Pathway Growth Portfolio;

                     JPMORGAN CHASE/DEUTSCHE IMA APRIL 2003
                               TRR SIGNATURE PAGE

                                 SCUDDER VARIABLE SERIES I, on behalf of
                                    Balanced Portfolio,
                                    Bond Portfolio,
                                    Capital Growth Portfolio,
                                    Global Discovery Portfolio,
                                    Growth and Income Portfolio,
                                    International Portfolio,
                                    Money Market Portfolio,
                                    21st Century Growth Portfolio, and
                                    Health Sciences Portfolio;

                                 SCUDDER MUNICIPAL TRUST, on behalf of
                                    Scudder Managed Municipal Bonds, and
                                    Scudder High Yield Tax Free Fund;

                                 GLOBAL/INTERNATIONAL FUND, INC., on behalf of
                                    Scudder Emerging Markets Income Fund,
                                    Scudder Global Fund,
                                    Scudder Global Bond Fund, and
                                    Scudder Global Discovery  Fund;

                                 SCUDDER STATE TAX FREE TRUST, on behalf of
                                    Scudder Massachusetts Tax Free Fund;

                                 SCUDDER TAX FREE TRUST, on behalf of
                                    Scudder Medium Term Tax Free Fund;

                                 VALUE EQUITY TRUST, on behalf of
                                    Scudder Large Company Value Fund, and
                                    Scudder Select 500 Fund;

                                 SCUDDER INTERNATIONAL FUND, INC., on behalf of
                                    Scudder Emerging Markets Growth Fund,
                                    Scudder Greater Europe Growth Fund,
                                    Scudder International Fund,
                                    Scudder Latin America Fund, and
                                    Scudder Pacific Opportunities Fund;

                                 THE BRAZIL FUND, INC.;

                                 THE KOREA FUND, INC.;

                                 SCUDDER NEW ASIA FUND, INC.;

                     JPMORGAN CHASE/DEUTSCHE IMA APRIL 2003
                               TRR SIGNATURE PAGE

                                 CASH ACCOUNT TRUST, on behalf of
                                    Money Market Portfolio,
                                    Government Securities Portfolio,
                                    and Tax-Exempt Portfolio;

                                 CASH EQUIVALENT FUND, on behalf of
                                    Money Market Portfolio,
                                    Government Securities Portfolio, and
                                    Tax-Exempt Portfolio;

                                 INVESTORS CASH TRUST, on behalf of
                                    Government Securities Portfolio, and
                                    Treasury Portfolio;

                                 INVESTORS MUNICIPAL CASH FUND, on behalf of
                                    Investors Florida Municipal Cash Fund,
                                    Investors New Jersey Municipal Cash Fund,
                                    Investors Michigan Municipal Cash Fund,
                                    Investors Pennsylvania Municipal Cash Fund, and Tax-Exempt New York Money Market Portfolio;

                                 SCUDDER AGGRESSIVE GROWTH FUND;

                                 SCUDDER BLUE CHIP FUND;

                                 SCUDDER GROWTH TRUST, on behalf of
                                    Scudder Growth Fund, and
                                    Scudder Strategic Growth Fund;

                                 SCUDDER HIGH INCOME SERIES, on behalf of
                                    Scudder High Income Fund (formerly Scudder
                                    High Yield Fund);

                                 SCUDDER PORTFOLIOS, on behalf of
                                    Scudder Cash Reserves Fund;

                                 SCUDDER DYNAMIC GROWTH FUND;

                                 SCUDDER STATE TAX-FREE INCOME SERIES, on behalf
                                    of
                                    Scudder CA Tax-Free Income Fund,
                                    Scudder FL Tax-Free Income Fund, and
                                    Scudder NY Tax-Free Income Fund;

                     JPMORGAN CHASE/DEUTSCHE IMA APRIL 2003
                               TRR SIGNATURE PAGE

                                 SCUDDER STRATEGIC INCOME FUND;

                                 SCUDDER TECHNOLOGY FUND;

                                 SCUDDER TOTAL RETURN FUND;

                                 SCUDDER U.S. GOVERNMENT SECURITIES FUND;

                                 SCUDDER FOCUS VALUE PLUS GROWTH FUND;

                                 TAX-EXEMPT CA MONEY MARKET FUND;

                                 SCUDDER MONEY FUNDS, on behalf of
                                    Scudder Money Market Fund,
                                    Scudder Government Money Fund, and
                                    Scudder Tax-Exempt Money Fund;

                                 SCUDDER YIELDWISE FUNDS, on behalf of
                                    Scudder YieldWise Money Fund,
                                    Scudder YieldWise Government Money Fund, and
                                    Scudder YieldWise Municipal Money Fund;

                                 SCUDDER EQUITY TRUST, on behalf of
                                    Scudder-Dreman Financial Services Fund;

                                 SCUDDER INVESTORS TRUST, on behalf of
                                    Scudder S&P 500 Stock Fund;

                                 SCUDDER NEW EUROPE FUND, INC.;

                                 SCUDDER TARGET FUND, on behalf of
                                    Scudder Target 2010 Fund,
                                    Scudder Target 2011 Fund,
                                    Scudder Target 2012 Fund,
                                    Scudder Target 2013 Fund (formerly Scudder
                                    Retirement Fund - Series IV),
                                    Scudder Retirement Fund - Series V,
                                    Scudder Retirement Fund - Series VI,
                                    Scudder Retirement Fund - Series VII, and
                                    Scudder Worldwide 2004 Fund;

                     JPMORGAN CHASE/DEUTSCHE IMA APRIL 2003
                               TRR SIGNATURE PAGE

                                 SCUDDER VALUE SERIES, INC., on behalf of
                                    Scudder Contrarian Fund,
                                    Scudder-Dreman High Return Equity Fund, and
                                    Scudder-Dreman Small Cap Value Fund;

                                 SCUDDER VARIABLE SERIES II, on behalf of
                                    Scudder Aggressive Growth Portfolio,
                                    Scudder Blue Chip Portfolio,
                                    Scudder Contrarian Value Portfolio,
                                    Scudder Global Blue Chip Portfolio,
                                    Scudder Government Securities Portfolio,
                                    Scudder Growth Portfolio,
                                    Scudder High Income Portfolio (formerly
                                 Scudder High Yield Portfolio),
                                    Scudder International Select Equity
                                 Portfolio (formerly Scudder International
                                 Research Portfolio),
                                    Scudder Investment Grade Bond Portfolio,
                                    Scudder Money Market Portfolio,
                                    Scudder Small Cap Growth Portfolio,
                                    Scudder Strategic Income Portfolio,
                                    Scudder Technology Growth Portfolio,
                                    Scudder Total Return Portfolio,
                                    Scudder Focus Value+Growth Portfolio,
                                    SVS Index 500 Portfolio,
                                    SVS Dreman Financial Services Portfolio,
                                    SVS Dreman High Return Equity Portfolio,
                                    SVS Dreman Small Cap Value Portfolio,
                                    SVS Janus Growth Opportunities Portfolio
                                 (formerly SVS Growth Opportunities Portfolio),
                                    SVS MFS Strategic Value Portfolio,
                                    SVS INVESCO Dynamic Growth Portfolio
                                 (formerly SVS Dynamic Growth Portfolio),
                                    SVS Turner Mid Cap Growth Portfolio
                                 (formerly SVS Mid Cap Growth Portfolio),
                                    SVS Oak Strategic Equity Portfolio (formerly
                                 SVS Strategic Equity Portfolio),
                                    SVS Davis Venture Value Portfolio (formerly
                                 SVS Venture Value Portfolio),
                                    SVS Eagle Focused Large Cap Growth Portfolio
                                 (formerly SVS Focused Large Cap Growth
                                 Portfolio), and
                                    SVS Janus Growth and Income Portfolio
                                 (formerly SVS Growth and Income Portfolio);

                     JPMORGAN CHASE/DEUTSCHE IMA APRIL 2003
                               TRR SIGNATURE PAGE

                                 SCUDDER INTERMEDIATE GOVERNMENT TRUST;

                                 SCUDDER MUNICIPAL INCOME TRUST;

                                 SCUDDER STRATEGIC MUNICIPAL INCOME TRUST;

                                 MORGAN GRENFELL INVESTMENT TRUST, on behalf of
                                    Fixed Income Fund,
                                    Municipal Bond Fund,
                                    Short Duration Fund,
                                    Short Term Municipal Bond Fund,
                                    High Income Plus Fund,
                                    Micro Cap Fund,
                                    European Equity Fund,
                                    International Select Equity Fund, and
                                    Emerging Markets Debt Fund;

                                 ASSET MANAGEMENT PORTFOLIO;

                                 CASH MANAGEMENT PORTFOLIO;

                                 EQUITY 500 INDEX PORTFOLIO;

                                 INTERNATIONAL EQUITY PORTFOLIO;

                                 TREASURY MONEY PORTFOLIO;

                                 DEUTSCHE ASSET MANAGEMENT VIT FUNDS, on behalf of
                                    Small Cap Index Fund,
                                    EAFE Index Fund, and
                                    Equity 500 Index Fund;

                                 BT INVESTMENT PORTFOLIOS, on behalf of itself of
                                    Asset Management Portfolio II,
                                    Asset Management Portfolio III,
                                    EAFE Equity Index Portfolio,
                                    Liquid Assets Portfolio,
                                    PreservationPlus Income Portfolio,
                                    PreservationPlus Portfolio, and
                                    US Bond Index Portfolio;

                     JPMORGAN CHASE/DEUTSCHE IMA APRIL 2003
                               TRR SIGNATURE PAGE

                                 BT INVESTMENT FUNDS, on behalf of
                                    Mid Cap Fund,
                                    NY Tax Free Money Fund Investment,
                                    Small Cap Fund, and
                                    Tax Free Money Fund Investment;

                                 BT INSTITUTIONAL FUNDS, on behalf of
                                    Daily Assets Fund Institutional, and
                                    Treasury and Agency Fund Institutional;

                                 FLAG INVESTORS COMMUNICATIONS FUND, INC.;

                                 FLAG INVESTORS VALUE BUILDER FUND, INC.;

                                 FLAG INVESTORS EQUITY PARTNERS FUND, INC.;

                                 DEUTSCHE BANK ALEX BROWN CASH RESERVES FUND,
                                 INC., on behalf of
                                    Prime Series,
                                    Treasury Series, and
                                    Tax-free Series;

                                 SCUDDER GLOBAL HIGH INCOME FUND, INC.;

                                 DEUTSCHE INVESTORS FUNDS, INC., on behalf of
                                    Global Biotechnology Fund;

                                 DEUTSCHE INVESTORS PORTFOLIOS TRUST, on behalf of
                                    Top 50 US Portfolio, and
                                    Japanese Equity Portfolio;

                                 SCUDDER RREEF SECURITIES TRUST, on behalf of
                                    Scudder RREEF Real Estate Securities Fund;
                                 and

                                 SCUDDER RREEF REAL ESTATE FUND, INC.


                                 By: /s/ Charles A. Rizzo
                                    ---------------------
                                 Name:   Charles A. Rizzo
                                 Title*: Treasurer

                                 *(The above-signed officer holds this
                                 office with each of the above-referenced funds)

                     JPMORGAN CHASE/DEUTSCHE IMA APRIL 2003
                               TRR SIGNATURE PAGE


                                           STATE STREET BANK AND TRUST CO.



                                           By: /s/ John T. Daley
                                               ---------------------------------
                                           Name: John T. Daley
                                           Title: Vice President

                     JPMORGAN CHASE/DEUTSCHE IMA APRIL 2003
                               TRR SIGNATURE PAGE


                                           DANSKE BANK NEW YORK BRANCH



                                           By: /s/ George Neofitrois
                                               ---------------------------------
                                           Name: George Neofitrois
                                           Title: Vice President

                                           By: /s/ John A. O'Neill
                                               ---------------------------------
                                           Name: John A. O'Neill
                                           Title: Assistant General Manager

                     JPMORGAN CHASE/DEUTSCHE IMA APRIL 2003
                               TRR SIGNATURE PAGE


                                           BNP PARIBAS

                                           By: /s/ Marguerite L. Lebon
                                               ---------------------------------
                                           Name: Marguerite L. Lebon
                                           Title: Vice President

                                           By: /s/ Barry K. Chung
                                               ---------------------------------
                                           Name: Barry K. Chung
                                           Title: Vice President

                     JPMORGAN CHASE/DEUTSCHE IMA APRIL 2003
                               TRR SIGNATURE PAGE


                                           CREDIT LYONNAIS NEW YORK BRANCH


                                           By: /s/ Sebastian Rocco
                                               ---------------------------------
                                           Name: Sebastian Rocco
                                           Title: Senior Vice President

                     JPMORGAN CHASE/DEUTSCHE IMA APRIL 2003
                               TRR SIGNATURE PAGE


                                           FLEET NATIONAL BANK



                                           By: /s/ Esteban V. Koosau
                                               ---------------------------------
                                           Name: Esteban V. Koosau
                                           Title: Senior Associate

                     JPMORGAN CHASE/DEUTSCHE IMA APRIL 2003
                               TRR SIGNATURE PAGE


                                           HSBC BANK USA

                                           By: /s/ Scott H. Buitekant
                                               ---------------------------------
                                           Name: Scott H. Buitekant
                                           Title: First Vice President

                     JPMORGAN CHASE/DEUTSCHE IMA APRIL 2003
                               TRR SIGNATURE PAGE


                                           LLOYDS TSB BANK PLC


                                           By: /s/ Michael J. Gilligan
                                               ---------------------------------
                                           Name: Michael J. Gilligan
                                           Title: Director
                                                  Financial Institutions, USA
                                                  G311

                                           By: /s/ Matthew S. R. Tuck
                                               ---------------------------------
                                           Name: Matthew  S. R. Tuck
                                           Title: Vice President
                                                  Financial Institutions, USA
                                                  T020

                     JPMORGAN CHASE/DEUTSCHE IMA APRIL 2003
                               TRR SIGNATURE PAGE


                                           NATIONAL AUSTRALIA BANK LIMITED


                                           By: /s/ Richard G. Reilly
                                               ---------------------------------
                                           Name: Richard G. Reilly
                                           Title: Senior Vice President

                     JPMORGAN CHASE/DEUTSCHE IMA APRIL 2003
                               TRR SIGNATURE PAGE


                                           SOCIETE GENERALE



                                           By: /s/ Edith L. Hornick
                                               ---------------------------------
                                           Name: Edith L. Hornick
                                           Title: Director

                     JPMORGAN CHASE/DEUTSCHE IMA APRIL 2003
                               TRR SIGNATURE PAGE


                                           THE ROYAL BANK OF SCOTLAND PLC


                                           By: /s/ Diane Ferguson
                                               ---------------------------------
                                           Name: Diane Ferguson
                                           Title: Senior Vice President

                     JPMORGAN CHASE/DEUTSCHE IMA APRIL 2003
                               TRR SIGNATURE PAGE


                                           BANK OF MONTREAL


                                           By: /s/ Joseph W. Linder
                                               ---------------------------------
                                           Name:
                                           Title:

                     JPMORGAN CHASE/DEUTSCHE IMA APRIL 2003
                               TRR SIGNATURE PAGE


                                           CITIBANK, N.A.


                                           By: /s/ Yoko Otani
                                               ---------------------------------
                                           Name: Yoko Otani
                                           Title: Managing Director

                     JPMORGAN CHASE/DEUTSCHE IMA APRIL 2003
                               TRR SIGNATURE PAGE


                                           UBS AG, STAMFORD BRANCH


                                           By: /s/ Wilfred V. Saint
                                               ---------------------------------
                                           Name: Wilfred V. Saint
                                           Title: Associate Director
                                                  Banking Products Services, US


                                           By: /s/ Anthony N. Joseph
                                               ---------------------------------
                                           Name: Anthony N. Joseph
                                           Title: Associate Director
                                                  Banking Products Services, US

                     JPMORGAN CHASE/DEUTSCHE IMA APRIL 2003
                               TRR SIGNATURE PAGE


                                           ABN AMRO BANK N.V.



                                           By: /s/ Bryan Manning
                                               ---------------------------------
                                           Name: Bryan Manning
                                           Title: Group Vice President

                                           By: /s/ Sandra R. Bolek
                                               ---------------------------------
                                           Name: Sandra R. Bolek
                                           Title: Assistant Vice President

                     JPMORGAN CHASE/DEUTSCHE IMA APRIL 2003
                               TRR SIGNATURE PAGE


                                           MELLON FINANCIAL CORPORATION


                                           By: /s/ Bart A. Rauluk
                                               ---------------------------------
                                           Name: Bart A. Rauluk
                                           Title: Vice President & Manager

                     JPMORGAN CHASE/DEUTSCHE IMA APRIL 2003
                               TRR SIGNATURE PAGE


                                           NORDDEUTSCHE LANDESBANK GIROZENTRALE,
                                           NEW YORK BRANCH


                                           By: /s/ Stephen K. Hunter
                                               ---------------------------------
                                           Name: Stephen K. Hunter
                                           Title: Senior Vice President

                                           By: /s/ Jan de Jonge
                                               ---------------------------------
                                           Name: Jan de Jonge
                                           Title: Vice President

                     JPMORGAN CHASE/DEUTSCHE IMA APRIL 2003
                               TRR SIGNATURE PAGE


                                           WESTLB AG, NEW YORK BRANCH


                                           By: /s/ Roland Chalons-Browne
                                               ---------------------------------
                                           Name: Roland Chalons-Browne
                                           Title: Senior Executive & Managing
                                                    Director

                                           By: /s/ David J. Sellers
                                               ---------------------------------
                                           Name: David J. Sellers
                                           Title: Director

                     JPMORGAN CHASE/DEUTSCHE IMA APRIL 2003
                               TRR SIGNATURE PAGE


                                           BROWN BROTHERS HARRIMAN & CO.


                                           By: /s/ Susan C. Livingston
                                               ---------------------------------
                                           Name: Susan C. Livingston
                                           Title: Partner

                                   SCHEDULE I

                                                                         DESIGNATED BORROWERS*
                                                                           & BORROWER ASSET
BORROWER NAME                                                               COVERAGE RATIO        ALLOCATION
-------------                                                               --------------        ----------
SCUDDER CASH INVESTMENT TRUST ........................................            300%               0.82%

SCUDDER FUNDS TRUST
   Scudder Short Term Bond Fund ......................................            300%               0.95%

SCUDDER INCOME TRUST
   Scudder GNMA Fund .................................................            300%               3.64%

INVESTMENT TRUST
   Scudder Growth and Income Fund ....................................            300%               3.61%
   Scudder Large Company Growth Fund .................................            300%               0.39%
   Scudder Small Company Stock Fund ..................................            300%               0.06%
   Scudder Capital Growth Fund .......................................            300%               0.89%

SCUDDER PORTFOLIO TRUST
   Scudder Income Fund ...............................................            300%               0.88%
   Scudder Balanced Fund .............................................            300%               0.53%

SCUDDER MUTUAL FUNDS INC
   Scudder Gold and Precious Metals Fund .............................          D 400%               0.14%

SCUDDER U.S. TREASURY MONEY FUND .....................................            300%               0.27%

SCUDDER SECURITIES TRUST
   Scudder Development Fund ..........................................            300%               0.17%
   Scudder Health Care Fund ..........................................            300%               0.13%
   Scudder Technology Innovation Fund ................................            300%               0.13%
   Scudder Small Company Value Fund ..................................            300%               0.17%
   Scudder 21st Century Growth Fund ..................................            300%               0.12%

SCUDDER TAX FREE MONEY FUND ..........................................            300%               0.24%

SCUDDER MONEY MARKET TRUST
   Scudder Money Market Series .......................................            300%               7.81%

-------------
* Each Designated Borrower is indicated by a "D" followed by the Designated Borrower Asset Coverage Ratio

                                                                         DESIGNATED BORROWERS*
                                                                           & BORROWER ASSET
BORROWER NAME                                                               COVERAGE RATIO        ALLOCATION
-------------                                                               --------------        ----------
SCUDDER PATHWAY SERIES
   Pathway Moderate Portfolio ........................................            500%               0.15%
   Pathway Conservative Portfolio ....................................            500%               0.08%
   Pathway Growth Portfolio ..........................................            500%               0.13%

SCUDDER VARIABLE SERIES I
   Balanced Portfolio ................................................            300%               0.10%
   Bond Portfolio ....................................................            300%               0.14%
   Capital Growth Portfolio ..........................................            300%               0.44%
   Global Discovery Portfolio ........................................            300%               0.10%
   Growth and Income Portfolio .......................................            300%               0.11%
   International Portfolio ...........................................            300%               0.32%
   Money Market Portfolio ............................................            300%               0.08%
   21st Century Growth Portfolio .....................................            300%               0.03%
   Health Sciences Portfolio .........................................            300%               0.06%

SCUDDER MUNICIPAL TRUST
   Scudder Managed Municipal Bonds ...................................            300%               4.05%
   Scudder High Yield Tax Free Fund ..................................            300%               0.64%

GLOBAL/INTERNATIONAL FUND, INC
   Scudder Emerging Markets Income Fund ..............................          D 400%               0.12%
   Scudder Global  Fund ..............................................            300%               0.61%
   Scudder Global Bond Fund ..........................................            300%               0.16%
   Scudder Global Discovery  Fund ....................................            300%               0.28%

SCUDDER STATE TAX FREE TRUST
   Scudder Massachusetts Tax Free Fund ...............................            300%               0.46%

SCUDDER TAX FREE TRUST
   Scudder Medium Term Tax Free Fund .................................            300%               0.53%

VALUE EQUITY TRUST
   Scudder Large Company Value Fund ..................................            300%               1.22%
   Scudder Select 500 Fund ...........................................            300%               0.04%

                                                                         DESIGNATED BORROWERS*
                                                                           & BORROWER ASSET
BORROWER NAME                                                               COVERAGE RATIO        ALLOCATION
-------------                                                               --------------        ----------
SCUDDER INTERNATIONAL FUND, INC
   Scudder Emerging Markets Growth Fund ..............................          D 400%               0.04%
   Scudder Greater Europe Growth Fund ................................            300%               0.29%
   Scudder International Fund ........................................            300%               1.37%
   Scudder Latin America Fund ........................................          D 400%               0.19%
   Scudder Pacific Opportunities Fund ................................          D 400%               0.06%

THE BRAZIL FUND, INC .................................................         D 2000%               0.17%

THE KOREA FUND, INC ..................................................         D 2000%               0.62%

SCUDDER NEW ASIA FUND, INC ...........................................         D 2000%               0.07%

CASH ACCOUNT TRUST
   Money Market Portfolio ............................................            300%               2.78%
   Government Securities Portfolio ...................................            300%               1.44%
   Tax-Exempt Portfolio ..............................................            300%               0.60%

CASH EQUIVALENT FUND
   Money Market Portfolio ............................................            300%               0.60%
   Government Securities Portfolio ...................................            300%               0.36%
   Tax-Exempt Portfolio ..............................................            300%               0.18%

INVESTORS CASH TRUST
   Government Securities Portfolio ...................................            300%               0.39%
   Treasury Portfolio ................................................            300%               0.06%

INVESTORS MUNICIPAL CASH FUND
   Investors Florida Municipal Cash Fund .............................            300%               0.02%
   Investors New Jersey Municipal Cash Fund ..........................            300%               0.03%
   Investors Michigan Municipal Cash Fund ............................            300%               0.01%
   Investors Pennsylvania Municipal Cash Fund ........................            300%               0.01%
   Tax-Exempt New York Money Market Portfolio ........................            300%               0.04%

SCUDDER AGGRESSIVE GROWTH FUND .......................................            300%               0.10%

SCUDDER BLUE CHIP FUND ...............................................            300%               0.40%

                                                                         DESIGNATED BORROWERS*
                                                                           & BORROWER ASSET
BORROWER NAME                                                               COVERAGE RATIO        ALLOCATION
-------------                                                               --------------        ----------
SCUDDER GROWTH TRUST
   Scudder Growth Fund ...............................................            300%               0.74%
   Scudder Strategic Growth Fund .....................................            300%               0.00%

SCUDDER HIGH INCOME SERIES
   Scudder High Income Fund ..........................................            300%               2.05%

SCUDDER PORTFOLIOS
   Scudder Cash Reserves Fund ........................................            300%               0.35%

SCUDDER DYNAMIC GROWTH FUND ..........................................            300%               0.18%

SCUDDER STATE TAX-FREE INCOME SERIES
   Scudder CA Tax-Free Income Fund ...................................            300%               0.89%
   Scudder FL Tax-Free Income Fund ...................................            300%               0.06%
   Scudder NY Tax-Free Income Fund ...................................            300%               0.33%

SCUDDER STRATEGIC INCOME FUND ........................................            300%               0.34%

SCUDDER TECHNOLOGY FUND ..............................................         D 1000%               1.00%

SCUDDER TOTAL RETURN FUND ............................................            300%               1.62%

SCUDDER U.S. GOVERNMENT SECURITIES FUND ..............................            300%               3.34%

SCUDDER FOCUS VALUE PLUS GROWTH FUND .................................            300%               0.06%

TAX-EXEMPT CA MONEY MARKET FUND ......................................            300%               0.06%

SCUDDER MONEY FUNDS
   Scudder Money Market Fund .........................................            300%               3.63%
   Scudder Government Money Fund .....................................            300%               0.46%
   Scudder Tax-Exempt Money Fund .....................................            300%               0.56%

SCUDDER YIELDWISE FUNDS
   Scudder YieldWise Money Fund ......................................            300%               0.47%
   Scudder YieldWise Government Money Fund ...........................            300%               0.16%
   Scudder YieldWise Municipal Money Fund ............................            300%               0.27%

                                                                         DESIGNATED BORROWERS*
                                                                           & BORROWER ASSET
BORROWER NAME                                                               COVERAGE RATIO        ALLOCATION
-------------                                                               --------------        ----------
SCUDDER EQUITY TRUST
   Scudder-Dreman Financial Services Fund ............................            300%               0.10%

SCUDDER INVESTORS TRUST
   Scudder S&P 500 Stock Fund ........................................            300%               0.06%

SCUDDER NEW EUROPE FUND, INC .........................................            300%               0.09%

SCUDDER TARGET FUND
   Scudder Target 2010 Fund ..........................................            300%               0.06%
   Scudder Target 2011 Fund ..........................................            300%               0.09%
   Scudder Target 2012 Fund ..........................................            300%               0.07%
   Scudder Target 2013 Fund (formerly Scudder Retirement Fund -
     Series IV) ......................................................            300%               0.05%
   Scudder Retirement Fund - Series V ................................            300%               0.06%
   Scudder Retirement Fund - Series VI ...............................            300%               0.04%
   Scudder Retirement Fund - Series VII ..............................            300%               0.03%
   Scudder Worldwide 2004 Fund .......................................            300%               0.01%

SCUDDER VALUE SERIES, INC
   Scudder Contrarian Fund ...........................................            300%               0.14%
   Scudder-Dreman High Return Equity Fund ............................            300%               2.89%
   Scudder-Dreman Small Cap Value Fund ...............................            300%               0.32%

                                                                         DESIGNATED BORROWERS*
                                                                           & BORROWER ASSET
BORROWER NAME                                                               COVERAGE RATIO        ALLOCATION
-------------                                                               --------------        ----------
SCUDDER VARIABLE SERIES II
   Scudder Aggressive Growth Portfolio ...............................            300%               0.04%
   Scudder Blue Chip Portfolio .......................................            300%               0.13%
   Scudder Contrarian Value Portfolio ................................            300%               0.17%
   Scudder Global Blue Chip Portfolio ................................            300%               0.03%
   Scudder Government Securities Portfolio ...........................            300%               0.47%
   Scudder Growth Portfolio ..........................................            300%               0.19%
   Scudder High Income Portfolio .....................................            300%               0.28%
   Scudder International Select Equity Portfolio .....................            300%               0.09%
   Scudder Investment Grade Bond Portfolio ...........................            300%               0.19%
   Scudder Money Market Portfolio ....................................            300%               0.46%
   Scudder Small Cap Growth Portfolio ................................            300%               0.12%
   Scudder Strategic Income Portfolio ................................            300%               0.06%
   Scudder Technology Growth Portfolio ...............................         D 2000%               0.14%
   Scudder Total Return Portfolio ....................................            300%               0.51%
   Scudder Focus Value+Growth Portfolio ..............................            300%               0.08%
   SVS Index 500 Portfolio ...........................................            300%               0.18%
   SVS Dreman Financial Services Portfolio ...........................            300%               0.09%
   SVS Dreman High Return Equity Portfolio ...........................            300%               0.40%
   SVS Dreman Small Cap Value Portfolio ..............................            300%               0.19%
   SVS Janus Growth Opportunities Portfolio ..........................            300%               0.09%
   SVS MFS Strategic Value Portfolio .................................            300%               0.01%
   SVS INVESCO Dynamic Growth Portfolio ..............................            300%               0.02%
   SVS Turner Mid Cap Growth Portfolio ...............................            300%               0.05%
   SVS Oak Strategic Equity Portfolio ................................            300%               0.03%
   SVS Davis Venture Value Portfolio .................................            300%               0.13%
   SVS Eagle Focused Large Cap Growth Portfolio ......................            300%               0.05%
   SVS Janus Growth and Income Portfolio .............................            300%               0.13%

SCUDDER INTERMEDIATE GOVERNMENT TRUST ................................            300%               0.21%

SCUDDER MUNICIPAL INCOME TRUST .......................................            300%               0.62%

SCUDDER STRATEGIC MUNICIPAL INCOME TRUST .............................            300%               0.17%

                                                                         DESIGNATED BORROWERS*
                                                                           & BORROWER ASSET
BORROWER NAME                                                               COVERAGE RATIO        ALLOCATION
-------------                                                               --------------        ----------
MORGAN GRENFELL INVESTMENT TRUST
   Fixed Income Fund .................................................         D 1000%               0.86%
   Municipal Bond Fund ...............................................         D 1000%               0.38%
   Short Duration Fund ...............................................            300%               0.19%
   Short Term Municipal Bond Fund ....................................            300%               0.43%
   High Income Plus Fund .............................................            300%               0.34%
   Micro Cap Fund ....................................................            300%               0.06%
   European Equity Fund ..............................................            300%               0.01%
   International Select Equity Fund ..................................            300%               0.45%
   Emerging Markets Debt Fund ........................................         D 1000%               0.09%

ASSET MANAGEMENT PORTFOLIO ...........................................            300%               0.51%

CASH MANAGEMENT PORTFOLIO ............................................         D 2000%               8.34%

EQUITY 500 INDEX PORTFOLIO ...........................................            300%               1.91%

INTERNATIONAL EQUITY PORTFOLIO .......................................            300%               0.44%

TREASURY MONEY PORTFOLIO .............................................         D 2000%               0.63%

DEUTSCHE ASSET MANAGEMENT VIT FUNDS
   Small Cap Index Fund ..............................................            300%               0.11%
   EAFE Index Fund ...................................................            300%               0.05%
   Equity 500 Index Fund .............................................            300%               0.32%

BT INVESTMENT PORTFOLIOS
   Asset Management Portfolio II .....................................            300%               0.05%
   Asset Management Portfolio III ....................................            300%               0.02%
   EAFE Equity Index Portfolio .......................................            300%               0.10%
   Liquid Assets Portfolio ...........................................         D 2000%               2.15%
   PreservationPlus Income Portfolio .................................            300%               1.50%
   PreservationPlus Portfolio ........................................            300%               0.13%
   US Bond Index Portfolio ...........................................            300%               0.10%

BT INVESTMENT FUNDS
   Mid Cap Fund ......................................................            300%               0.25%
   NY Tax Free Money Fund Investment .................................         D 2000%               0.10%
   Small Cap Fund ....................................................            300%               0.17%
   Tax Free Money Fund Investment ....................................         D 2000%               0.13%

                                                                         DESIGNATED BORROWERS*
                                                                           & BORROWER ASSET
BORROWER NAME                                                               COVERAGE RATIO        ALLOCATION
-------------                                                               --------------        ----------
BT INSTITUTIONAL FUNDS
   Daily Assets Fund Institutional ...................................         D 1000%               7.66%
   Treasury and Agency Fund Institutional ............................            300%               0.26%

FLAG INVESTORS COMMUNICATIONS FUND, INC ..............................         D 1000%               0.30%

FLAG INVESTORS VALUE BUILDER FUND, INC ...............................         D 1000%               0.45%

FLAG INVESTORS EQUITY PARTNERS FUND, INC .............................         D 1000%               0.19%

DEUTSCHE BANK ALEX BROWN CASH RESERVES FUND, INC .....................
   Prime Series ......................................................         D 1000%               2.97%
   Treasury Series ...................................................         D 1000%               0.46%
   Tax-free Series ...................................................         D 1000%               0.83%

SCUDDER GLOBAL HIGH INCOME FUND, INC .................................            300%               0.06%

DEUTSCHE INVESTORS FUNDS, INC ........................................
    Global Biotechnology Fund ........................................            300%               0.01%

DEUTSCHE INVESTORS PORTFOLIOS TRUST
   Top 50 US Portfolio ...............................................            300%               0.02%
   Japanese Equity Portfolio .........................................            300%               0.03%

SCUDDER RREEF SECURITIES TRUST
    RREEF Real Estate Securities Fund ................................            300%               0.21%

SCUDDER RREEF REAL ESTATE FUND, INC ..................................            300%               0.19%

                                   SCHEDULE II

                          COMMITMENTS, ADDRESSES, ETC.

                                                     AMOUNT OF       AMOUNT OF SWING
NAME AND ADDRESS OF LENDER                          COMMITMENT       LINE COMMITMENT
--------------------------                          ----------       ---------------
JPMORGAN CHASE BANK                                $100,000,000       $          0
270 Park Avenue, 15th Floor
New York, New York 10017
Attn:    Marybeth Mullen
Tel:     212-270-5049
Fax:     212-270-0670
Email:   marybeth.mullen@jpmorgan.com

STATE STREET BANK AND TRUST CO.                    $125,000,000       $125,000,000
Lafayette Corporate Center
Boston, MA  02211
Attn:    John T. Daley
Tel:     617-662-2312
Fax:     617-662-2325
Email:   jtdaley@statestreet.com

DANSKE BANK NEW YORK BRANCH                        $ 90,000,000       $          0
299 Park Avenue, 14th Floor
New York, NY  10171
Attn:    George Neofitidis
Tel:     212-984-8439
Fax:     212-984-9568
Email:   gne@us.danskebank.com

BNP PARIBAS                                        $ 70,000,000       $          0
787 Seventh Avenue
New York, NY  10019
Attn:    Barry K. Chung
Tel:     212-841-2989
Fax:     212-841-2533
Email:   barry.chung@americas.bnpparibas.com

CREDIT LYONNAIS NEW YORK BRANCH                    $ 70,000,000       $          0
1301 Avenue of The Americas
New York, NY  10019-6022
Attn:    Sebastian Rocco
Tel:     212-261-7360
Fax:     212-261-3438
Email:   rocco@clamericas.com

                                                     AMOUNT OF       AMOUNT OF SWING
NAME AND ADDRESS OF LENDER                          COMMITMENT       LINE COMMITMENT
--------------------------                          ----------       ---------------
FLEET NATIONAL BANK                                $ 70,000,000       $          0
100 Federal Street
Boston, MA  02110
Attn:    Lawrence C. Bigelow
Tel:     617-434-8868
Fax:     617-434-1096
Email:   lcbigelow@bkb.com

HSBC BANK USA                                      $ 70,000,000       $          0
452 Fifth Avenue, Fifth Floor
New York, NY  10017
Attn:    Scott H. Buitekant
Tel:     212-525-2571
Fax:     212-525-2479
Email:   scott.h.buitekant@us.hsbc.com

LLOYDS TSB BANK PLC                                $ 70,000,000       $          0
1251 Avenue of The Americas, 39th Floor
New York, NY  10020
Attn:    Michael J. Gilligan
Tel:     212-930-8911
Fax:     212-930-5098
Email:   mgilligan@lloydstsb-usa.com

NATIONAL AUSTRALIA BANK LIMITED                    $70,000,000       $           0
200 Park Avenue, 34th Floor
New York, NY  10166
Attn:    Richard G. Reilly
Tel:     212-916-9620
Fax:     212-986-5252
Email:   rreilly@nabny.com

SOCIETE GENERALE                                   $ 70,000,000       $          0
1221 6th Ave, 11th Floor
New York, NY  10020
Attn:    Shane Klein
Tel:     212-278-6889
Fax:     212-278-7569
Email:   shane.klein@us.socgen.com

                                                     AMOUNT OF       AMOUNT OF SWING
NAME AND ADDRESS OF LENDER                          COMMITMENT       LINE COMMITMENT
--------------------------                          ----------       ---------------
THE ROYAL BANK OF SCOTLAND PLC                     $ 70,000,000       $          0
101 Park Avenue
New York, NY  10178
Attn:    Diane Ferguson
Tel:     212-401-3737
Fax:     212-401-3456
Email:   diane.ferguson@rbos.com

BANK OF MONTREAL                                   $ 50,000,000       $          0
115 South LaSalle Street, 12th Floor
Chicago, IL  60603
Attn:    Joseph W. Linder
Tel:     312-750-3784
Fax:     312-750-6057
Email:   joseph.linder@bmo.com

CITIBANK, N.A.                                     $ 50,000,000       $          0
388 Greenwich Street, 22nd Floor
New York, NY  10013
Attn:    Yoko Otani
Tel:     212-816-3885
Fax:     212-793-5904
Email:   yoko.otani@citigroup.com

UBS AG, STAMFORD BRANCH                            $ 50,000,000       $          0
677 Washington Boulevard
Stamford, CT  06901
Attn:    Wilfred V. Saint
Tel:     203-719-4330
Fax:     203-719-3092
Email:   wilfred.saint@ubsw.com

ABN AMRO BANK N.V.                                 $ 50,000,000       $          0
181 West Madison Street
Chicago, IL  60602
Attn:    Bryan Manning
Tel:     312-904-5035
Fax:     312-904-4563
Email:   bryan.manning@abnamro.com

                                                     AMOUNT OF       AMOUNT OF SWING
NAME AND ADDRESS OF LENDER                          COMMITMENT       LINE COMMITMENT
--------------------------                          ----------       ---------------
MELLON FINANCIAL CORPORATION                       $ 50,000,000       $          0
One Mellon Center
500 Grant Street
Pittsburgh, PA  15258-0001
Attn:    Bart A. Rauluk
Tel:     412-234-4371
Fax:     412-236-2650
Email:   rauluk.ba@mellon.com

NORDDEUTSCHE LANDESBANK GIROZENTRALE,
NEW YORK BRANCH                                    $ 50,000,000       $          0
1114 Avenue of the Americas
New York, NY  10036
Attn:    Georg L. Peters
Tel:     212-812-6993
Fax:     212-812-6860
Email:   georg.peters@nordlb.com

WESTLB AG, NEW YORK BRANCH                         $ 50,000,000       $          0
1211 Avenue of The Americas
New York, NY  10036
Attn:    Terence R. Law
Tel:     212-852-6242
Fax:     212-852-6156
Email:   terence_law@westlb.com

BROWN BROTHERS HARRIMAN & CO.                      $ 25,000,000       $          0
40 Water Street
Boston, MA  02109-3661
Attn:    Carolyn M. Bianchi
Tel:     617-772-1376
Fax:     617-772-2263
Email:   carolyn.bianchi@bbh.com

                                  SCHEDULE IV

                               CUSTODY AGREEMENTS